SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) January 11, 2005, as amended on January 25, 2005

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of Registrant as specified in its charter)

United States	333-113957-02 and 333-116609-02	25-0659306

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of Registrant as specified in its charter)

New York	333-113957-01 and 333-116609-01	51-0015912

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of Registrant as specified in its charter)

Delaware	333-113957-03 and 333-116609-03	51-6522553

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

c/o Chase Manhattan Bank, USA, National Association
1201 N. Market Street
Wilmington, DE 19801
(302) 428-3372

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

(Former name or former address, if changed since last report)
N/A

MELLON BANK PFL MASTER NOTE TRUST

(Exact name of Registrant as specified in its charter)

Delaware	333-113957 and 333-116609	51-6522553

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          20. Monthly Noteholders Statement

The Monthly Noteholders Statement for December, 2004 originally filed as an exhibit to this Form 8-K (date of earliest event reported — January 11, 2005) erroneously reported certain information due to administrative errors relating to the End of Month Principal Receivables and the funding of the Series 2004-A. This resulted in an incorrect Minimum Transferor Interest and corresponding errors in several other line items of the report. The administrative error has been corrected thus resolving all the issues that arose with the original report. The Monthly Noteholders Statement for December, 2004 filed as Exhibit 20 hereto corrects such errors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as Registrant
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
		Title:	Executive Vice President & Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as registrant By: Mellon Bank, N.A., as Administrator
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
		Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as Registrant By: MELLON BANK, N.A., as Administrator
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
		Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PFL MASTER NOTE TRUST, as Registrant By: MELLON BANK, N.A., as Administrator
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
Dated: January 28, 2005		Title:	Executive Vice President & Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Monthly Noteholders Statement	Filed herewith